UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2012

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 10, 2012, Prosperity Bancshares, Inc. (“Prosperity”), a Texas corporation, and parent company of Prosperity Bank, El Campo, Texas, issued a press release announcing that it had entered into an Agreement and Plan of Reorganization (the “Agreement”) with Coppermark Bancshares, Inc. (“Coppermark”), an Oklahoma corporation, and parent company of Coppermark Bank, Oklahoma City, Oklahoma, pursuant to which Coppermark will merge with and into Prosperity.

Under the terms of the Agreement, all outstanding stock of Coppermark will be converted into the right to receive an aggregate of 3,258,845 shares of Prosperity common stock, plus cash in lieu of any fractional share, and an amount of cash equal to $60,000,000, subject to certain conditions and potential adjustment as described in the Agreement. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the shareholders of Coppermark. The transaction is expected to close during the first quarter of 2013, although delays could occur.

Prosperity posted on the Investor Relations page of its internet website a slide presentation related to its proposed acquisition of Coppermark. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. Prosperity is not undertaking to update this presentation.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The press release announcing the proposed transaction is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following are exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Prosperity Bancshares, Inc. Presentation dated December 10, 2012.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: December 13, 2012	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Prosperity Bancshares, Inc. Presentation dated December 10, 2012.

99.2	Press Release issued by Prosperity Bancshares, Inc. dated December 10, 2012.